                                                                    Exhibit 10.2

                            GLOBALOPTIONS GROUP, INC.

                        2006 EMPLOYEE STOCK PURCHASE PLAN

            1.    PURPOSE.  The  GlobalOptions  Group,  Inc. 2006 Employee Stock
Purchase  Plan (the "Plan") is intended to provide an incentive for employees of
GlobalOptions  Group, Inc. (the "Company") and its  participating  subsidiaries.
The Plan  permits  such  employees  to acquire  or  increase  their  proprietary interests  in the Company  through the purchase of shares of Common Stock of the
Company,  thereby creating a greater community of interest between the Company's stockholders and its employees.  The Plan is intended to qualify as an "Employee
Stock Purchase Plan" under Sections 421 and 423 of the Internal  Revenue Code of
1986, as amended (the "Code"). The provisions of the Plan will be construed in a manner  consistent  with the  requirements  of such sections of the Code and the regulations issued thereunder.

            2.    DEFINITIONS. As used in this Plan,

            (a)   "Account"  means  each  separate  account   maintained  for  a
Participant  under  the  Plan,  collectively  or  individually  as  the  context requires, to which the amount of the Participant's payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any  distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

            (b)   "Base  Pay"  means  the  base  salary  paid  to  an  employee, including commissions,  payments for overtime and shift differentials,  bonuses, vacation pay and holiday pay. Base Pay shall exclude incentive compensation, and other special payments, fees, fringes,  allowances or extraordinary compensation not specifically listed in the preceding sentence.

            (c)   "Benefits   Representative"   means  the   employee   benefits
department  of the  Company  or any such  other  person,  regardless  of whether employed by an  Employer,  who has been  formally,  or by operation or practice, designated  by the  Committee  to  assist  the  Committee  with  the  day-to-day administration of the Plan.

            (d)   "Board" means the Board of Directors of the Company.

            (e)   "Code"  means  the  Internal  Revenue  Code  of  1986,  or any successor thereto, as amended and in effect from time to time.  Reference in the
Plan to any  Section of the Code shall be deemed to include  any  amendments  or successor provisions to any Section and any treasury regulations thereunder.

            (f)   "Committee" means the Compensation Committee of the Board. The
Board  shall  have the  power to fill  vacancies  on the  Committee  arising  by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate  the  powers and duties of the  Committee  among one or more  separate
Committees, or retain all powers and duties of the Committee in a single

Committee. The members of the Committee shall serve at the discretion of the
Board.

            (g)   "Common Stock" or "Stock" means the common stock, $.001 par value per share, of the Company.

            (h)   "Company" means GlobalOptions Group, Inc., a Delaware
corporation, and any successor thereto.

            (i)   "Disability" means any complete and permanent disability as defined in Section 22(e)(3) of the Code.

            (j)   "Effective Date" means October 17, 2006, the inception date of the Plan.

            (k)   "Employee" means any employee who is currently in Employment with an Employer.

            (l)   "Employer"  means the  Company,  its  successors,  any  future parent (as  defined in  Section  424(e) of the Code) and each  current or future
Subsidiary  which  has  been  designated  by the  Board  or the  Committee  as a participating employer in the Plan.

            (m)   "Employment" means employment as an employee or officer by the
Company or a Subsidiary as designated in such entity's payroll records, or by any corporation issuing or assuming rights or obligations under the Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by a
Subsidiary, nor the transfer of a Participant from Employment by a Subsidiary to
Employment by the Company, shall be deemed to be a termination of Employment of the Participant. Moreover, the Employment of a Participant shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation, temporary leaves of absence from active Employment granted by theCompany or a Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active Employment within 90 days after the termination of military leave, or during any period required to be treated as a leave of absence which, by virtue of any valid law or agreement, does not result in a termination of Employment.

      Any worker treated as an independent contractor by the Employer who is later re-classified as a common-law employee shall not be in Employment during any period in which such worker was treated by the Employer as an independent contractor. Any "leased employee," as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

            (n)   "Entry Date" means the first day of each Calendar month.

            (o)   "Market  Price"  means,  subject  to the next  paragraph,  the market value of a share of Stock on any date,  which shall be  determined as (i)
the closing sales price on the immediately  preceding business day of a share of
Stock as reported on the New York Stock Exchange or other  principal  securities exchange on which shares of Stock are then listed or admitted to trading or (ii)
if not so reported, the average of the highest and lowest sales prices for a share of Stock on the immediately preceding business day as quoted on the
National Association of Securities Dealers Automated Quotation System ("NASDAQ")
or any successor system then in use, or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the Pink Sheets, LLC's "Pink Sheets" or the National Association of Securities
Dealers' OTC Bulletin Board System. If the price of a share of Stock shall not be so reported pursuant to the previous sentence, the fair market value of a share of Stock shall be determined by the Committee in its discretion provided that such method is appropriate for purposes of an employee stock purchase plan under Section 423 of the Code.

      Notwithstanding the previous paragraph of this definition, the Market
Price of a share of Stock solely for purposes of determining the option price on the first or last day of the Calendar month in accordance with Section 7(b)
shall be based on the Market Price on the first or last day of the Calendar month, as applicable, and not on the immediately preceding business day. For example, if the Stock is traded on the New York Stock Exchange, when determining the option price under Section 7(b) at which shares of Stock are purchased, the
Market Price for determining this option price shall be based on the lower of
(i) the closing sales price of a share of Stock on the first business day of the
Calendar month or (ii) the closing sales price of a share of Stock on the last business day of the Calendar month.

            (p)   "Participant" means any Employee who meets the eligibility requirements of Section 3 and who has elected to and is participating in the
Plan.

            (q)   "Plan" means the GlobalOptions Group, Inc. 2006 Employee Stock
Purchase Plan, as set forth herein, and all amendments hereto.

            (r)   "Stock" means the Common Stock (as defined above).

            (s)   "Subsidiary" means any domestic or foreign corporation (other than the Company) (i) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain and (ii) which has been designated by the Board or the Committee as a corporation whose Employees are eligible to participate in the Plan.

            3.    ELIGIBILITY.

            (a)   ELIGIBILITY REQUIREMENTS. Participation in the Plan is
voluntary. Each Employee who has completed at least six (6) consecutive months of continuous Employment with an Employer (calculated from his last date of hire to the termination of his Employment for any reason) shall be eligible to participate in the Plan on the first day of the payroll period commencing on or after the Effective Date or, if later, the Entry Date on which the Employee satisfies the aforementioned eligibility requirements. Each Employee whose
Employment terminates and who is rehired by an Employer shall be treated as a new Employee for eligibility purposes under the Plan, provided, however, that if an Employee is rehired by an Employer prior to the expiration of three months following his or her termination, such Employee shall not be a new Employee for eligibility purposes under the Plan.

            (b)   LIMITATIONS ON ELIGIBILITY. Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

                  (i) if,  immediately  after the grant,  the Employee would own stock, and/or hold outstanding options to purchase stock,  possessing five percent  (5%) or more of the total  combined  voting power or value of all classes of stock of the Company or of any Subsidiary;

                  (ii) which  permits the Employee's  rights to  purchase  stock under this Plan and all other  employee  stock  purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to
      accrue at a rate which  exceeds  $25,000 of the fair  market  value of the stock (determined at the time such option is granted) for each fiscal year in which such option is  outstanding  at any time,  all as  determined  in accordance with Section 423(b)(8) of the Code;

                  (iii) if the  Employee's  customary  Employment is 20 hours or less per week; or

                  (iv)  if the  Employee is  employed  for less than 5 months in a calendar year.

For purposes of Section 3(b)(i) above, pursuant to Section 424(d) of the Code,
(i) the Employee with respect to whom such limitation is being determined shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. In addition, for purposes of Section 3(b)(ii) above, pursuant to Section 423(b)(8)
of the Code, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

            4.    SHARES SUBJECT TO THE PLAN. The total number of shares of Common
Stock that will be issued upon the exercise of options granted under the Plan will not exceed Two Million (2,000,000) shares (subject to adjustment as provided in Section 17), and such shares may be originally issued shares, treasury shares, reacquired shares, shares bought in the market, or any combination of the foregoing. If any option which has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

            5. PARTICIPATION.

            (a)   Payroll Deduction Authorization. An Employee shall be eligible to participate in the Plan as of the first Entry Date following such Employee's satisfaction of the eligibility requirements of Section 3, or, if later, the first Entry Date following the date on which the Employee's Employer adopted the
Plan. At least 10 days (or such other period as may be prescribed by the
Committee or a Benefits Representative) prior to the first Entry Date as of which an Employee is eligible to participate in the Plan, the Employee shall execute and deliver to the Benefits Representative, on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll deduction contributions pursuant to Section 6, and such other information as is required to be provided by the Employee on such enrollment form. The enrollment form shall authorize the Employer to reduce the Employee's
Base Pay by the amount of such authorized contributions. To the extent provided by the Committee or a Benefits Representative, each Participant shall also be required to open a stock brokerage account with a brokerage firm which has been engaged to administer the purchase, holding and sale of Common Stock for
Accounts under the Plan and, as a condition of participation hereunder, the
Participant shall be required to execute any form required by the brokerage firm to open and maintain such brokerage account.

            (b)   CONTINUING EFFECT OF PAYROLL DEDUCTION AUTHORIZATION. Payroll
deductions for a Participant will commence with the first payroll period beginning after the Participant's authorization for payroll deductions becomes effective, and will end with the payroll period that ends when terminated by the
Participant in accordance with Section 6(c) or due to his termination of
Employment in accordance with Section 11. Payroll deductions will also cease when the Participant is suspended from participation due to a withdrawal of payroll deductions in accordance with Section 10. When applicable with respect to Employees who are paid on a hourly wage basis, the authorized payroll deductions shall be withheld from wages when actually paid following the period in which the compensatory services were rendered. Only payroll deductions that are credited to the Participant's Account during the Calendar month shall be used to purchase Common Stock pursuant to Section 8 regardless of when the work was performed.

            (c)   EMPLOYMENT AND STOCKHOLDERS RIGHTS. Nothing in the Plan will confer on a Participant the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the Employment of a Participant at any time with or without cause. A Participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a stockholder with respect to such Stock until the Stock has been purchased and credited to the Participant's Account.

            6.    PAYROLL DEDUCTIONS.

            (a)   PARTICIPANT CONTRIBUTIONS BY PAYROLL DEDUCTIONS. At the time a
Participant files his payroll deduction authorization form, the Participant will elect to have deductions made from the Participant's Base Pay for each payroll period such authorization is in effect in whole percentages at the rate of not less than 1% nor more than 15% of the Participant's Base Pay.

            (b)   NO OTHER PARTICIPANT CONTRIBUTIONS PERMITTED. All payroll
deductions made for a Participant shall be credited to the Participant's Account under the Plan. A Participant may not make any separate cash payment into such
Account.

            (c)   CHANGES IN PARTICIPANT  CONTRIBUTIONS.  Subject to Sections 10
and 22, a  Participant  may  increase,  decrease,  suspend,  or  resume  payroll deductions  under the Plan by giving  written  notice to a  designated  Benefits
Representative  at such  time  and in such  form as the  Committee  or  Benefits
Representative  may  prescribe  from  time to  time.  Such  increase,  decrease, suspension or  resumption  shall be effective as of the first day of the payroll
period  as  soon  as   administratively   practicable   after   receipt  of  the
Participant's  written notice, but not earlier than the first day of the payroll period of the Calendar month next following receipt and acceptance of such form.
Notwithstanding the previous sentence, a Participant may completely  discontinue contributions at any time during a Calendar month, effective as of the first day of the payroll period as soon as administratively  practicable following receipt of a written  discontinuance notice from the Participant on a form provided by a designated Benefits Representative. Following a discontinuance of contributions, a Participant cannot authorize any payroll  contributions to his Account for the remainder of the Calendar month in which the discontinuance is effective.

            7.    GRANTING OF OPTION TO PURCHASE STOCK.

            (a)   MONTHLY  GRANT  OF  OPTIONS.   For  each  calendar   month,  a
Participant  shall be deemed to have been granted an option to purchase,  on the first day of the calendar month,  as many whole and fractional  shares as may be purchased  with the payroll  deductions  (and any cash  dividends as provided in
Section 8) credited to the Participant's Account during the calendar month.

            (b)   OPTION PRICE. The option price of the Common Stock purchased with the amount credited to the Participant's Account during each calendar month shall be the lower of:

                  (i) 85% of the  Market  Price of a share of Stock on the first day of the calendar month; or

                  (ii)85%  of the  Market  Price of a share of Stock on the last day of the calendar month.

      Only the Market Price as of the first day of the Calendar month and the last day of the Calendar month shall be considered for purposes of determining the option purchase price; interim fluctuations during the Calendar month shall not be considered.

            8.    EXERCISE OF OPTION.

            (a)   AUTOMATIC  EXERCISE  OF  OPTIONS.  Unless  a  Participant  has
elected to  withdraw  payroll  deductions  in  accordance  with  Section 10, the
Participant's  option for the  purchase of Common  Stock shall be deemed to have been  exercised  automatically  as of the last day of the Calendar month for the purchase of the number of whole and fractional  shares of Common Stock which the accumulated  payroll  deductions  (and cash  dividends  on the  Common  Stock as provided  in  Section  8(b)) in the  Participant's  Account  at that  time  will purchase at the  applicable  option price.  Fractional  shares may not be issued under the Plan. As of the last day of each Calendar  month,  the balance of each
Participant's Account shall be applied to purchase the number of whole shares of
Stock as determined by dividing the balance of such Participant's  Account as of such  date  by the  option  price  determined  pursuant  to  Section  7(b).  The
Participant's

Account shall be debited accordingly. Any balance in a Participant's stock purchase account which was not applied to the purchase of Common Stock because it was less than the purchase price of a full share shall remain in the
Participant's stock purchase account and be carried over to the succeeding
Calendar month.

            (b)   DIVIDENDS GENERALLY. Cash dividends paid on shares of Common
Stock which have not been delivered to the Participant pending the Participant's request for delivery pursuant to Section 9(c), shall be combined with the
Participant's payroll deductions and applied to the purchase of Common Stock at the end of the Calendar month in which the cash dividends are received, subject to the Participant's withdrawal rights set forth in Section 10. Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been purchased under the Plan, but which have not been delivered to the Participant, shall be credited to the shares that are credited to the
Participant's Account.

            (c)   PRO-RATA  ALLOCATION OF AVAILABLE  SHARES. If the total number of shares  to be  purchased  under  options  under the Plan by all  Participants exceeds the number of shares  authorized under Section 4, a pro-rata  allocation of the available  shares shall be made among all  Participants  authorizing such payroll  deductions based on the amount of their respective  payroll  deductions through the last day of the Calendar month.

            9.    OWNERSHIP AND DELIVERY OF SHARES.

            (a)   BENEFICIAL OWNERSHIP. A Participant shall be the beneficial owner of the shares of Common Stock purchased under the Plan upon the exercise of his option and will have all rights of beneficial ownership in such shares.
Any dividends paid with respect to such shares shall be credited to the
Participant's Account and applied as provided in Section 8 until the shares are delivered to the Participant.

            (b)   REGISTRATION OF STOCK. Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or if the
Participant so directs by written notice to the designated Benefits
Representative or brokerage firm, if any, prior to the purchase of Stock hereunder, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law. Any such designation shall not apply to shares purchased after a Participant's death by the Participant's beneficiary or estate, as the case may be, pursuant to Section
11(b). If a brokerage firm is engaged by the Company to administer Accounts under the Plan, such firm shall provide such account registration forms as are necessary for each Participant to open and maintain a brokerage account with such firm.

            (c)   DELIVERY OF STOCK  CERTIFICATES.  The Company,  or a brokerage firm or other entity selected by the Company,  shall deliver to each Participant a  certificate  for the  number  of  shares of  Common  Stock  purchased  by the
Participant  hereunder as soon as  practicable  after the close of each Calendar month. Alternatively,  in the discretion of the Committee, the stock certificate may be delivered to a designated  stock  brokerage  account  maintained  for the
Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

            (d)   REGULATORY APPROVAL. In the event the Company is required to obtain from any commission or agency the authority to issue any stock certificate hereunder, the Company shall seek to obtain such authority. The inability of the Company to obtain from any such commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any
Participant, except to return to the Participant the amount of his Account balance used to exercise the option to purchase the affected shares.

            10.   WITHDRAWAL  OF  PAYROLL  DEDUCTIONS.  At  any  time  during  a
Calendar month,  but in no event later than 15 days (or such shorter  prescribed by the  Committee  or a  Benefits  Representative)  prior to the last day of the
Calendar  month,  a  Participant  may elect to abandon his  election to purchase
Common  Stock  under the Plan.  By  written  notice to the  designated  Benefits
Representative  on a form provided for such purpose,  the  Participant  may thus elect to withdraw all of the  accumulated  balance in his Account being held for
the  purchase  of  Common  Stock  in  accordance  with  Section  8(b).   Partial
withdrawals  will  not be  permitted.  All  such  amounts  shall  be paid to the
Participant as soon as administratively practical after receipt of his notice of withdrawal.  After receipt and acceptance of such withdrawal  notice, no further payroll deductions shall be made from the Participant's Base Pay beginning as of the next payroll period during the Calendar month in which the withdrawal notice is received.  The  Committee,  in its  discretion,  may  determine  that amounts otherwise  withdrawable  hereunder by Participants  shall be offset by an amount that the  Committee,  in its  discretion,  determines  to be  reasonable to help defray the administrative costs of effecting the withdrawal,  including, without
limitation,   fees  imposed  by  any  brokerage  firm  which   administers  such
Participant's Account. After a withdrawal, an otherwise eligible Participant may resume  participation in the Plan as of the first day of the Calendar month next following  his  delivery of a payroll  deduction  authorization  pursuant to the procedures prescribed in Section 5(a).

            11.   TERMINATION OF EMPLOYMENT.

            (a)   GENERAL RULE. Upon  termination of a Participant's  Employment for any reason, his participation in the Plan will immediately terminate.

            (b)   TERMINATION DUE TO RETIREMENT, DEATH OR DISABILITY. If the
Participant's termination of Employment is due to (i) retirement from Employment on or after his attainment of age 65, (ii) death, or (iii) Disability, the
Participant (or the Participant's personal representative or legal guardian in the event of Disability, or the Participant's beneficiary (as defined in Section
14) or the administrator of his will or executor of his estate in the event of death), will have the right to elect, either to:

                  (i)  Withdraw  all of the  cash and  shares  of  Common  Stock credited to the Participant's Account as of his termination date; or

                  (ii)Exercise  the  Participant's  option for the  purchase  of
      Common Stock on the last day of the Calendar  month (in which  termination of  Employment  occurs) for the purchase of the number of shares of Common
      Stock which the cash balance credited to the  Participant's  Account as of the date of the  Participant's  termination of Employment will purchase at the applicable option price.

      The Participant (or, if applicable, such other person designated in the first paragraph of this Section 11(b)) must make such election by giving written notice to the Benefits Representative at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative. In the event that no such written notice of election is received by the Benefits
Representative within 30 days of the Participant's termination of Employment date, the Participant (or such other designated person) will automatically be deemed to have elected to withdraw the balance in the Participant's Account as of the date of the termination of his Employment. Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's Account as of his termination of Employment date shall be delivered to or on behalf of the
Participant as soon as administratively practicable.

            (c)   TERMINATION  OTHER THAN FOR  RETIREMENT,  DEATH OR DISABILITY.
Upon  termination  of a  Participant's  Employment  for any  reason  other  than retirement, death, or Disability pursuant to Section 11(b), the participation of the  Participant  in  the  Plan  will  immediately  terminate.  Thereafter,  any accumulated  cash and  shares  of Common  Stock  credited  to the  Participant's
Account as of his  termination  of  Employment  date shall be  delivered  to the
Participant as soon as administratively practicable.

            (d)   REHIRED  EMPLOYEES.  Any Employee whose Employment  terminates and who is  subsequently  rehired  by an  Employer  shall  be  treated  as a new
Employee for  purposes of  eligibility  to  participate  in the Plan,  except as stated in Section 3(a).

            12.   INTEREST.  No  interest  shall be paid or allowed on any money paid into the Plan or credited to the Account of any Participant.

            13.   ADMINISTRATION OF THE PLAN.

            (a)   NO PARTICIPATION IN PLAN BY COMMITTEE MEMBERS.  No options may be granted under the Plan to any member of the Committee  during the term of his membership on the Committee.

            (b)   AUTHORITY OF THE COMMITTEE. Subject to the provisions of the
Plan, the Committee shall have the plenary authority to (a) interpret the Plan and all options granted under the Plan, (b) make such rules as it deems necessary for the proper administration of the Plan, (c) make all other determinations necessary or advisable for the administration of the Plan, and
(d) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems advisable. Any action taken or determination made by the Committee pursuant to this and the other provisions of the Plan shall be conclusive on all parties. The act or determination of a majority of the
Committee shall be deemed to be the act or determination of the Committee. By express written direction, or by the day-to-day operation of Plan administration, the Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a Benefits
Representative, including a brokerage firm or other third party engaged for such purpose.

            (c)   MEETINGS. The Committee shall designate a chairman from among its members to preside at its meetings, and may designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings. Meetings shall be held at such times and places as shall be determined by the Committee, and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote of a majority of its members taken at a meeting, or by the affirmative vote of all of its members taken without a meeting. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

            (d)   DECISIONS  BINDING.  All  determinations and decisions made by the Committee shall be made in its discretion  pursuant to the provisions of the
Plan, and shall be final,  conclusive  and binding on all persons  including the
Company, Participants, and their estates and beneficiaries.

            (e)   EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel, consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

            (f)   INDEMNIFICATION. Each person who is or was a member of the
Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the
Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

            14.   DESIGNATION OF BENEFICIARY. At such time, in such manner, and using such form as shall be prescribed from time to time by the Committee or a
Benefits Representative, a Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the
Participant's Account at the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by giving written notice to the Benefits Representative at such time and in such form as prescribed. Upon the death of a Participant, and receipt by the Benefits
Representative of proof of the identity at the Participant's death of a beneficiary validly designated under the Plan, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to such beneficiary. In the event of the death of a Participant and the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Benefits
Representative), the Committee, in its discretion, may direct delivery of such
Common Stock and/or cash to the spouse or to any one or more dependents of the
Participant as the Committee may designate in its discretion. No beneficiary will, prior to the death of the Participant, acquire any interest in any Common
Stock or cash credited to the Participant's Account.

            15.   TRANSFERABILITY.   No  amounts  credited  to  a  Participant's
Account,  whether  cash or  Common  Stock,  nor any  rights  with  regard to the exercise  of an option  or to  receive  Common  Stock  under  the  Plan,  may be assigned,  transferred,  pledged,  or  otherwise  disposed  of in any way by the
Participant other than by will or the laws of descent and distribution. Any such attempted assignment,  transfer,  pledge, or other disposition shall be void and without effect.

      Each option shall be exercisable, during the Participant's lifetime, only by the Employee to whom the option was granted. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an Employee of his option or of any rights under his option.

            16.   NO  RIGHTS  OF  STOCKHOLDER  UNTIL  CERTIFICATE  ISSUED.  With
respect to shares of Stock subject to an option, an optionee shall not be deemed to be a  stockholder,  and the  optionee  shall  not have any of the  rights  or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder  when, but not until, a certificate  for shares has been issued to the optionee following exercise of his option.

            17.   CHANGES IN THE COMPANY'S  CAPITAL  STRUCTURE.  The Board shall make or provide for such  adjustments in the maximum number of shares  specified in  Section 4 and the  number  and  option  price of shares  subject  to options outstanding  under the Plan as the  Board  shall  determine  is  appropriate  to prevent  dilution or  enlargement of the rights of  Participants  that otherwise would result from any stock dividend,  stock split, stock exchange,  combination of shares,  recapitalization  or other  change in the capital  structure  of the
Company, merger, consolidation,  spin-off of assets, reorganization,  partial or complete liquidation,  issuance of rights or warrants to purchase securities, or any other corporate  transaction or event having an effect similar to any of the foregoing.

      In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant, at no additional cost, shall be entitled, upon his payment for all or part of the Common Stock purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of shares of Common Stock which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of shares of Common Stock equal to the number of shares purchasable by the
Participant under the Plan.

      If the Company shall not be the surviving corporation in any reorganization, merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated or the Company sells substantially all of its assets or stock to another corporation or other entity, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such corporate event, (ii) a
Participant may, at his election by written notice to the Company, either (x)
withdraw from the Plan pursuant to Section 10 and receive a refund from the
Company in the amount of the accumulated cash and Stock balance in the
Participant's Account, (y) exercise a portion of his outstanding options as of such exercise date to purchase shares of Stock, at the option price, to the extent of the balance in the Participant's Account, or (z) exercise in full his outstanding options as of such exercise date to purchase shares of Stock, at the option price, which exercise shall require such Participant to pay the related option price, and (iii) after such effective date any unexercised option shall expire. The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock. If the Participant elects to exercise all or any portion of the options, the Company shall deliver to such Participant a stock certificate issued pursuant to Section 9(c) for the number of shares of
Stock with respect to which such options were exercised and for which such
Participant has paid the option price. If the Participant fails to provide the notice set forth above within three days after the exercise date selected by the
Committee under this Section 17, the Participant shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the accumulated balance of his Account. The Committee shall take such steps in connection with such transactions as the Committee shall deem necessary or appropriate to assure that the provisions of this Section 17 are effectuated for the benefit of the Participants.

      Except as expressly provided in this Section 17, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then available for purchase under the Plan.

            18.   PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID. The expenses of the Plan shall be paid by the Company  except as  otherwise  provided  herein or under the  terms and  conditions  of any  agreement  entered  into  between  the
Participant  and any brokerage  firm engaged to administer  Accounts.  All funds received or held by the Company  under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose.  No interest shall be paid to any Participant or credited to his Account under the Plan.

            19.   TERM OF THE  PLAN.  The  Plan  shall  become  effective  as of
October 17,  2006,  subject to  approval  by the holders of the  majority of the
Common  Stock  present  and  represented  at a special or annual  meeting of the
Company's stockholders held on or before 12 months from October 17, 2006.

      Except with respect to options then outstanding, if not terminated sooner under the provisions of Section 20, no further options shall be granted under the Plan at the earlier of (i) October 17, 2016, or (ii) the point in time when no shares of Stock reserved for issuance under Section 4 are available.

            20.   AMENDMENT OR TERMINATION OF THE PLAN. The Board shall have the plenary authority to terminate or amend the Plan; provided, however, that the
Board shall not, without the approval of the stockholders of the Company, (a)
increase the maximum number of shares which may be issued under the Plan pursuant to Section 4, (b) amend the requirements as to the class of employees eligible to purchase Stock under the Plan, or (c) permit the members of the
Committee to purchase Stock under the Plan. No termination, modification, or amendment of the Plan shall adversely affect the rights of a Participant with respect to an option previously granted to him without his written consent.

      In addition, to the extent that the Committee determines that, in the opinion of counsel, (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common
Stock is then listed or quoted, or (b) the Code or Treasury regulations issued thereunder, require stockholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended by the Board in such respect without first obtaining such required approval of the Company's stockholders.

            21.   SECURITIES LAWS  RESTRICTIONS ON EXERCISE.  The Committee may,
in its discretion,  require as conditions to the exercise of any option that the shares of Common Stock  reserved  for  issuance  upon the exercise of the option shall have been duly listed,  upon  official  notice of  issuance,  upon a stock exchange, and that either:

            (a)   a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

            (b)   the  participant   shall  have  represented  at  the  time  of
purchase,  in form and  substance  satisfactory  to the Company,  that it is his
intention  to  purchase  the  Stock  for   investment  and  not  for  resale  or
distribution.

            22.   SECTION 16 COMPLIANCE. The Plan, and transactions hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), are intended to comply with all applicable conditions of
Rule 16b-3 or any successor exemption provision promulgated under the Exchange
Act. To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

            23.   WITHHOLDING  AND PAYROLL  TAXES.  Notwithstanding  anything in this Plan to the contrary, whenever an option is exercised pursuant to Section 8 or whenever  shares of Stock that were  received  upon the exercise of an option granted  under the Plan are  disposed  of, the  Company  shall have the right to require the Participant to remit to the Company in cash an amount  sufficient to satisfy federal, state and local withholding and payroll (employment) tax requirements, if any, attributable to such exercise or disposition prior to authorizing such exercise or disposition or permitting the delivery of any certificate or certificates with respect thereto

            24.   NO RESTRICTION ON CORPORATE ACTION. Subject to Section 20,
nothing contained in the Plan shall be construed to prevent the Board or any
Employer from taking any corporate action which is deemed by the Employer to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No Employee, beneficiary or other person shall have any claim against any Employer as a result of any such action.

            25.   USE OF  FUNDS.  The  Employers  shall  promptly  transfer  all amounts withheld under Section 6 to the Company or to any brokerage firm engaged to  administer  Accounts,  as directed by the  Company.  All payroll  deductions received  or held by the  Company  under the Plan may be used by the Company for any corporate  purpose,  and the Company will not be obligated to segregate such payroll deductions.

            26.   MISCELLANEOUS.

            (a)   OPTIONS  CARRY  SAME  RIGHTS  AND  PRIVILEGES.  To the  extent required  to comply  with the  requirements  of  Section  423 of the  Code,  all
Employees granted options under the Plan to purchase Common Stock shall have the same rights and privileges hereunder.

            (b)   HEADINGS.  Any  headings  or  subheadings  in  this  Plan  are inserted  for  convenience  of  reference  only  and  are to be  ignored  in the construction or interpretation of any provisions hereof.

            (c)   GENDER AND TENSE. Any words herein used in the masculine shall be read and construed in the feminine when appropriate. Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

            (d) GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

            (e)   REGULATORY APPROVALS AND COMPLIANCE.  The Company's obligation to sell and deliver  Common Stock under the Plan is at all times  subject to all approvals of and compliance  with the (i)  regulations  of any applicable  stock exchanges and (ii) any governmental  authorities required in connection with the authorization,  issuance,  sale or delivery  of such Stock,  as well as federal, state and foreign securities laws.

            (f)   SEVERABILITY.  In the event  that any  provision  of this Plan shall be held illegal,  invalid, or unenforceable for any reason, such provision shall be fully severable,  but shall not affect the remaining  provisions of the
Plan,  and the Plan shall be construed and enforced as if the illegal,  invalid, or unenforceable provision had not been included herein.

            (g)   REFUND OF CONTRIBUTIONS ON NONCOMPLIANCE WITH TAX LAW. In the
event the Company should receive notice that this Plan fails to qualify as an
"employee stock purchase plan" under Section 423 of the Code, all then-existing

Account balances shall be paid to the Participants and the Plan shall immediately terminate.

            (h)   NO GUARANTEE OF TAX CONSEQUENCES. The Board, Employer and the
Committee do not make any commitment or guarantee that any tax treatment will apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

            (i)   COMPANY AS AGENT FOR THE EMPLOYERS. Each Employer, by adopting the Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan.